VK-USM-SUP-1 050616

Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated May 6, 2016

Important Notice Regarding Change in Fund Name for Invesco U.S. Mortgage Fund

The purpose of this supplement is to provide you notice of an anticipated change to the current Prospectuses and Statement of Additional Information for Class A, B, C, Y and R5 shares of Invesco U.S. Mortgage Fund.

The Board of Trustees of AIM Growth Series (Invesco Growth Series) has approved the name change of Invesco U.S. Mortgage Fund to Invesco Quality Income Fund effective on or about June 20, 2016.

VK-USM-SUP-1 050616